UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2012

Date of reporting period May 1, 2011 – October 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Semiannual report
10|31|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	18

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address a significant challenge: taxes on your investment income. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, the fund’s managers must conduct additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

How would you describe the environment in the municipal bond market during the six months ended October 31, 2011?

The municipal bond market gained back a good deal of what it had lost in the broad sell-off that occurred in the months immediately prior to the period. Despite predictions of widespread defaults resulting from state budget challenges, through October, defaults were in line with their historical average and remained isolated within the most speculative market sectors.

States continued to face challenges in balancing their budgets, but by late in the period, all state legislatures that were slated to enact budgets had done so, including California, which passed its budget on time for the first time in years. Income tax receipts also generally began to modestly improve versus last year. All told, as investors ultimately realized that municipal credit conditions were not nearly as bleak as some feared, they re-entered the municipal market.

Within this environment, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark by a sizable margin and also beat the average return of its Lipper peer group.

In August, Standard & Poor’s downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August 5 downgrade of U.S. sovereign debt, Standard & Poor’s [S&P] lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

less than 1% of the $3 trillion municipal bond market. These securities all had links to the federal government, and according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. To date, state general obligation, or “G.O.,” bond ratings were unchanged; 13 states continue to hold AAA ratings from S&P. Nonetheless, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market. At Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

What effect did recent policy developments have on the tax-exempt bond market?

Prior to the period, the popular Build America Bonds, or “BABs,” program expired. The anticipated expiration of this program initially caused a spike in municipal bond supply, as many states accelerated issuance scheduled for the first quarter of 2011 into the fourth quarter of 2010 to lock in the federal subsidy. However, tax-free issuance quickly normalized and thus far in 2011 has been lower than expected, which has helped to keep prices stable.

More recently, the 12-member “super committee” — created through August’s debt ceiling legislation and tasked with reducing the

Credit qualities are shown as a percentage of portfolio value as of 10/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

deficit by at least $1.2 trillion — announced that it was unable to reach an agreement for a debt-reduction plan before its November 23, 2011, deadline. As a result, automatic, across-the-board cuts are slated to be implemented over the next 10 years, beginning in January 2013.

Overall, this sequestration of funding is not necessarily a negative for municipal bonds, particularly given the recommendations that the super committee might have made. Some speculation arose that the committee, in an effort to raise revenue, would have recommended limiting the amount of municipal-bond interest that top income earners could exclude from their taxable income. This could have had the dual effect of reducing the demand for municipal bonds and increasing the costs to municipal issuers. Although such a move does not appear imminent, it is likely that a more wide-ranging debate over taxes will continue into the upcoming election year.

We should also point out that the failure of the super committee to come to an agreement has left a number of other issues unresolved, including the future of the annual “alternative minimum tax [AMT] patch,” which sets the income threshold associated with the AMT, and the fate of the Bush-era tax cuts. We believe these issues and others will be debated in Congress in 2012, and we will be closely monitoring these developments.

How did you position the portfolio during the past six months?

We positioned the portfolio to benefit from improving fundamentals in the municipal

Top ten state allocations are shown as a percentage of the fund’s portfolio value as of 10/31/11. Investments in Puerto Rico represented 4.8% of portfolio value. Holdings will vary over time. State concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of insured status and any interest accruals, and may differ from the summary information above.

bond market. While we felt that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we continued to limit the fund’s exposure to local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark, which contributed positively to relative performance. This focus on somewhat lower-rated securities was one of the main drivers of the fund’s outperformance of the benchmark, which has significant exposure to the market’s most highly rated securities — an area we believed was less attractive from a valuation perspective. In terms of sectors, we favored California state G.O.s, and higher-education, utilities, and health-care — hospitals and continuing-care retirement communities — bonds.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

we believe that the fiscal conditions of states and municipalities are showing signs of improvement. Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low.

Our concerns remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, or significant cuts in state funding all would have consequences for the municipal bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/11

				Lipper General
				Municipal Debt
			Barclays Capital	Funds (leveraged
			Municipal	closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 5/28/93)	6.08%	5.49%	5.60%	5.91%

10 years	73.08	66.66	61.78	72.75
Annual average	5.64	5.24	4.93	5.59

5 years	25.58	36.33	26.44	23.04
Annual average	4.66	6.39	4.80	4.20

3 years	48.15	54.89	27.07	49.31
Annual average	14.00	15.70	8.31	14.25

1 year	4.92	2.43	3.78	4.80

6 months	11.60	12.35	5.56	11.08

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 83, 83, 80, 80, 64, and 45 funds respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/11

Distributions

Number	6

Income [1]	$0.3978

Capital gains [2]	—

Total	$0.3978

	Series B	Series C
Distributions — Preferred shares	(3,417 shares)	(3,737 shares)

Income [1]	$30.90	$30.13

Capital gains [2]	—	—

Total	$30.90	$30.13

Share value	NAV	Market price

4/30/11	$11.26	$10.77

10/31/11	12.14	11.69

Current yield (end of period)

Current dividend rate [3]	6.55%	6.81%

Taxable equivalent [4]	10.08%	10.48%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.12%	5.50%

10 years	76.08	66.93
Annual average	5.82	5.26

5 years	27.20	37.87
Annual average	4.93	6.63

3 years	38.15	39.97
Annual average	11.37	11.86

1 year	5.26	2.59

6 months	14.91	11.87

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (General Municipal Debt Funds (leveraged closed-end)) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 63, 60 and 59 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 10/31/11 (Unaudited)

Key to holding’s abbreviations	FRB Floating Rate Bonds
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes
FNMA Coll. Federal National Mortgage
Association Collateralized

MUNICIPAL BONDS AND NOTES (140.3%)*	Rating**	Principal amount	Value

Alabama (0.1%)
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 5.8s, 5/1/34	BBB	$750,000	$769,193

			769,193
Arizona (2.8%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,300,000	3,294,885

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s,
12/1/26	BBB+/P	410,000	410,287

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,500,000	1,428,750

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,104,515

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,652,432

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	1,000,000	1,025,370

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	800,000	818,144
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,358,126

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	500,000	490,550

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,043,330

			14,626,389
California (24.8%)
ABC Unified School Dist. G.O. Bonds, Ser. B,
FGIC, zero %, 8/1/20	Aa3	1,500,000	959,940

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	2,500,000	2,597,050

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/23	AA–	1,000,000	534,230

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	2,000,000	1,984,420
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,575,195
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	796,848

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Sutter
Hlth.), Ser. A, NATL, 5 3/8s, 8/15/30	Aa3	2,500,000	2,502,850

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Baa2	$5,000,000	$4,177,450
Ser. K, 4 5/8s, 8/1/26	Baa2	8,000,000	7,136,720

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,800,000	1,570,662

CA Muni. Fin. Auth. Rev. Bonds (Eisenhower Med.
Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa2	1,000,000	961,930

CA Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,572,975
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,618,300

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	A–2	850,000	869,567

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	1,000,000	968,220

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	12,000,000	14,049,840
5 1/2s, 3/1/40	A1	7,450,000	7,851,034
5s, 10/1/29	A1	4,000,000	4,183,200

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	1,000,000	1,105,980
Ser. A-1, 6s, 3/1/35	A2	1,600,000	1,695,472
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,575,000	1,519,434

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	5,250,000	4,778,078

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,014,960
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,430,579

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BBB–/P	775,000	667,314

Chula Vista COP, NATL, 5s, 8/1/32	A1	4,000,000	3,884,040

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	1,915,000	1,949,049

Foothill-De Anza, Cmnty. College Dist.
G.O. Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,385,203

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Escrowed to maturity)	Aaa	13,000,000	7,396,610

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33	Aaa	685,000	734,272
Ser. A-1, 5s, 6/1/33	BB+	1,050,000	742,781
Ser. S-B, zero %, 6/1/47	B	6,000,000	213,480

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	3,500,000	3,688,755

M-S-R Energy Auth. Rev. Bonds, Ser. B, 6 1/2s,
11/1/39	A	3,000,000	3,411,930

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	7,075,500

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	874,449

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

California cont.
Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/47	Baa2	$1,000,000	$829,530

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,194,179

Rocklin, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/27	Aa2	2,000,000	820,480

Sacramento Cnty., Arpt. Syst. Rev. Bonds,
5s, 7/1/40	A2	1,350,000	1,358,397

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01
5s, 9/1/20	BB+/P	1,195,000	1,176,501
5s, 9/1/29	BB+/P	1,180,000	1,055,357
5s, 9/1/18	BB+/P	1,030,000	1,027,569

San Bernardino Cnty., COP (Med. Ctr. Fin.),
Ser. A, NATL, 6 1/2s, 8/1/17	Baa1	4,420,000	4,712,604

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	3,749,738

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa2	5,000,000	881,050
zero %, 7/1/38	Aa2	5,000,000	999,650

San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	AA+	1,000,000	689,440

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	580,000	580,441

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A+	1,585,000	1,748,651

Turlock, Dist. Ser. A, 5s, 1/1/40	A+	3,000,000	3,041,940

			129,343,844
Colorado (1.5%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	320,642
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	837,267

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A1	1,940,000	1,962,989

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa1	1,250,000	1,246,488

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	3,280,000	3,281,378

			7,648,764
Delaware (0.5%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	BBB+	1,100,000	1,119,844

DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	10,100,000	1,687,104

			2,806,948
District of Columbia (1.9%)
DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	3,000,000	3,177,240

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,050,140

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
NATL, 5s, 10/1/28	Aa3	3,000,000	3,117,360

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.
Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	$2,000,000	$2,051,140
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	719,613

			10,115,493
Florida (5.1%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	3,000,000	3,324,540

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,364,975

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	1,700,000	1,749,946

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,200,000	4,068,498

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	313,562

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,637,750

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	1,500,000	1,534,590

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)
Ser. A, 6.8s, 11/15/31	Baa3	1,000,000	1,005,690
5 3/8s, 11/15/28	BBB–/F	1,000,000	936,900

Miami-Dade Cnty., Aviation Rev. Bonds (Miami
Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,069,120

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A	1,000,000	1,000,910

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	971,400

South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/12 (In default) †	D/P	2,025,000	668,250

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,517,340

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39	B–/P	1,460,000	921,012
5.4s, 5/1/37	CCC/P	460,000	356,468

			26,440,951
Georgia (3.1%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson
Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	1,250,000	1,276,800

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,036,670

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Georgia-Pacific Corp.), 6 1/2s, 6/1/31	Baa3	900,000	903,627

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	A+	7,500,000	7,584,750

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,381,338

			16,183,185
Hawaii (—%)
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds,
Ser. A, FNMA Coll., 5 3/4s, 7/1/30	Aaa	90,000	90,010

			90,010

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Illinois (7.3%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5 3/4s, 1/1/39	A1	$4,000,000	$4,331,120

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	Aa2	1,600,000	880,720

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	2,500,000	2,623,275
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,612,716
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,535,965
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	3,000,000	2,973,810
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	Aa3	3,775,000	4,098,782

Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %, 1/1/21	Aa3	1,075,000	718,294

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,144,749
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	109,565
zero %, 12/1/20	AA+	1,495,000	1,000,813
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	121,942

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick)
Ser. B, AGM, zero %, 6/15/43	AAA	6,500,000	937,235
Ser. A, NATL, zero %, 12/15/30	AAA	22,500,000	7,683,750
Metro. Pier & Exposition Auth. Rev. Bonds
(McCormick Place Expansion Project), NATL,
5s, 12/15/28	AAA	1,770,000	1,777,806

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	4,150,000	4,318,366

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A2	1,870,000	856,273
zero %, 4/1/21	A2	1,880,000	1,154,376

			37,879,557
Indiana (2.3%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	180,000	194,022

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	500,000	492,185
(BHI Sr. Living), 5 3/4s, 11/15/41	A–/F	1,000,000	987,300
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A2	4,000,000	4,089,160

IN State Fin. Auth. VRDN, Ser. A-3, 0.17s, 2/1/37	VMIG1	1,900,000	1,900,000

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,375,000	1,540,303
NATL, 5.6s, 11/1/16	Baa1	1,550,000	1,731,815

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	AA+	1,000,000	1,104,080

			12,038,865
Kentucky (0.1%)
Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	290,000	297,511

			297,511

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	$1,950,000	$1,735,910

			1,735,910
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	650,000	763,451

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	528,910

			1,292,361
Massachusetts (7.8%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A	2,500,000	2,577,550

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	644,914
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	CCC/P	960,369	820,827
(Carleton-Willard Village), 5 5/8s, 12/1/30	A-	750,000	755,040
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	CCC/P	51,190	33,429
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,049,620
(Emerson College), Ser. A, 5s, 1/1/40	A–	4,000,000	4,080,320
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	CCC/P	254,614	2,539

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), 5s, 2/1/36	A–	1,000,000	982,000

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (12/1/11) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 5/1/19	A–	1,500,000	1,647,150

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	1,685,000	1,842,211
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,496,475
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,304,069
(Quincy Med. Ctr.), Ser. A, 6 1/4s,
1/15/28 (In default) †	D/P	911,380	403,286
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	3,790,000	3,831,159
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	1,175,000	1,206,361
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,528,695
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	543,400
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A3	700,000	731,101
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,351,238

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35s, 12/1/42	Aa3	1,500,000	1,486,455

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	Aaa	1,130,000	1,290,697

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	2,932,542

Metro. Boston Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,637,425
5s, 7/1/41	A1	2,600,000	2,641,678

			40,820,181

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Michigan (4.8%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	BB	$1,435,000	$1,204,683
Ser. A, FGIC, 5s, 7/1/30	A1	4,505,000	4,505,045
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	1,300,000	1,248,767

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	AA+	1,000,000	1,105,890

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA+	1,425,000	1,604,636

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	1,000,000	1,035,200

MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	513,145

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,636,775
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	2,000,000	2,046,400
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	4,500,000	4,394,250
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,321,542

MI State Strategic Fund Ltd. Mandatory Put Bonds
(6/2/14) (Dow Chemical), Ser. A-1, 6 3/4s,6/2/14	P–3	100,000	110,528

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	1,997,606

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BB	575,000	433,970

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	750,000	721,740

			24,880,177
Minnesota (1.1%)
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,001,537

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	3,500,000	3,495,135

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,150,000	1,138,420

			5,635,092
Mississippi (1.9%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	A3	2,250,000	2,297,925

MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	3,000,000	3,018,150
5 7/8s, 4/1/22	BBB	2,330,000	2,344,073

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,167,940

			9,828,088
Missouri (0.7%)
MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The))
Ser. A, 0.17s, 9/1/30	VMIG1	1,000,000	1,000,000
Ser. B, 0.17s, 9/1/30	VMIG1	2,650,000	2,650,000

			3,650,000

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Nebraska (0.8%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	$3,000,000	$3,049,470

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	925,000	942,797

			3,992,267
Nevada (9.1%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	32,285,000	33,194,843

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC,
5 1/8s, 7/1/26	Aa3	5,105,000	5,243,141

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,070,000	1,490,193

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC
6.1s, 12/1/38	BBB+	3,000,000	3,001,050
5 1/4s, 7/1/34	BBB+	3,000,000	2,933,670

Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC,
5s, 6/1/29	AA+	1,000,000	1,030,120

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	605,000	538,184

			47,431,201
New Jersey (6.2%)
NJ Econ. Dev. Auth. Rev. Bonds
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,000,000	869,560
(Cigarette Tax), 5 3/4s, 6/15/29	BBB	5,000,000	4,923,500
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	2,800,000	2,799,972

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	3,900,000	4,030,065
Ser. B, 5.6s, 11/1/34	A2	500,000	515,320

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	2,753,328
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,500,000	2,344,000
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	4,348,650

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,500,000	1,545,870
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa1	1,000,000	999,930
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa1	500,000	510,010

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A1	13,000,000	4,357,730

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	BB+	3,000,000	2,004,630

			32,002,565
New York (8.8%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	312,720

NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	1,400,000	1,407,280
(Brooklyn Navy Yard Cogen. Partners), Ser. G,
5 3/4s, 10/1/36	Ba3	2,000,000	1,565,000

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	$2,100,000	$1,851,045

NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.), 7 5/8s, 8/1/25	B–	3,000,000	2,802,720

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	700,000	565,999

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	10,929,504
Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,117,300

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,500,000	1,296,510

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,060,490

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	2,300,000	2,279,415

NY State Dorm. Auth. Ser. C Rev Bonds 5s,
3/15/31 T	AAA	5,000,000	5,432,383

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	6,000,000	6,028,440

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	BBB	6,000,000	6,009,240

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	670,000	673,524

Troy, Cap. Res. Corp. Rev. Bonds
(Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	1,385,000	1,381,787

			45,713,357
North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,185,430

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	814,145
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,002,730

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	844,752

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 1/2s, 10/1/34	A3	3,000,000	3,173,160

			7,020,217
North Dakota (0.7%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	3,640,000	3,494,509

			3,494,509
Ohio (7.2%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
5 1/4s, 2/15/33 T	AA+	5,000,000	5,236,056
(Prairie State Energy Campus), Ser. A,
5 1/4s, 2/15/43	A1	1,000,000	1,031,750

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	BB–	11,600,000	8,428,212
5 1/8s, 6/1/24	BB–	2,050,000	1,581,022

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	$2,500,000	$2,220,625

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	464,709

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	3,100,000	3,125,389

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	A3	2,000,000	2,138,060

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,069,850
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	3,000,000	3,175,890

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	4,763,778

			37,235,341
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	2,275,000	2,363,407

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB/P	1,040,000	1,035,663

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	1,250,000	1,356,125

			4,755,195
Pennsylvania (5.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	1,500,000	1,235,595

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(USX Corp.), 5.6s, 3/1/33	Baa2	2,025,000	2,028,645

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	1,073,483
5.3s, 1/1/14	BB/P	710,000	724,165

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,365,949

Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A3	1,200,000	1,217,592

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	732,787

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,003,700

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,059,840

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint
Luke’s Hosp. — Bethlehem), Ser. A, 5 1/2s, 8/15/40	A3	1,250,000	1,230,363

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	755,198
(Saint Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,047,790
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,122,493
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	868,299

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. C, zero %, 12/1/39	AA	19,000,000	4,130,030

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	$2,750,000	$2,840,255

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	1,462,206	146

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA+	1,225,000	1,227,487

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	540,909

			27,204,726
Puerto Rico (6.4%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	5,000,000	5,496,300
Ser. B, 6s, 7/1/39	Baa1	5,000,000	5,227,200
Ser. C, 6s, 7/1/39	Baa1	2,500,000	2,613,600

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa2	4,125,000	4,291,980

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	3,026,790

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA-2, 5.3s, 7/1/35	A3	875,000	876,741

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/26	Baa1	1,000,000	1,035,640

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory
Put Bonds (7/1/17) (Govt. Fac.), Ser. M-2,
5 3/4s, 7/1/17	Baa1	1,750,000	1,900,903

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A1	27,000,000	8,690,490

			33,159,644
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	200,000	183,512

			183,512
South Carolina (1.0%)
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded 8/15/12)	AA+	2,000,000	2,097,420

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	2,445,000	2,671,505
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	305,000	333,255

			5,102,180
South Dakota (0.5%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	A3	2,450,000	2,498,731

			2,498,731
Tennessee (1.1%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	2,000,000	2,134,220
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	3,450,000	3,576,926

			5,711,146

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Texas (15.3%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
(Sears Methodist Retirement), 6s, 11/15/29	B+/P	$1,050,000	$837,722

Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	3,250,000	3,380,575

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRB (Dow Chemical Co.), Ser. A-4,
5.95s, 5/15/33	BBB	400,000	403,448

Brazos River, Auth. Poll. Control Rev. Bonds
(TXU Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Ca	500,000	134,310
5s, 3/1/41	Ca	500,000	104,460

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/18) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	2,871,347

Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,141,750

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AA+	30,000,000	31,984,198

Gulf Coast, Waste Disp. Auth. Rev. Bonds (Valero
Energy Corp.), 6.65s, 4/1/32	Baa2	1,000,000	1,007,790

Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	1,500,000	1,597,545

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	1,750,000	1,672,318

Lower CO River Auth. Rev. Bonds, 5 3/4s, 5/15/37	A1	2,400,000	2,511,312

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,407,720

North TX, Thruway Auth. Rev. Bonds
Ser. D, AGO, zero %, 1/1/28	AA+	7,800,000	3,276,234
Ser. A, 6s, 1/1/25	A2	1,300,000	1,448,915
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,041,360
Ser. B, zero %, 9/1/43	AA	2,000,000	251,600

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	4,000,000	3,703,040

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,350,000	2,396,624

San Antonio Wtr. Rev. Bonds, Ser. A, AGM, 5s,
5/15/32 (Prerefunded 5/15/12)	Aa1	2,000,000	2,051,140

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,021,988

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5s, 12/15/15	A	3,000,000	3,222,210

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	8,000,000	8,009,600

			79,477,206

MUNICIPAL BONDS AND NOTES (140.3%)* cont.	Rating**	Principal amount	Value

Utah (0.5%)
Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. B, 0.14s, 5/15/37	VMIG1	$975,000	$975,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S.
Govt. Coll., 6 3/4s, 5/15/20 (Escrowed
to maturity)	AAA/P	1,800,000	1,805,400

			2,780,400
Virginia (0.6%)
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (United Methodist), Ser. A,
6.7s, 6/1/27	BB+/P	735,000	739,491

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	2,100,000	2,381,652

			3,121,143
Washington (2.5%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	900,000	911,529
6 1/2s, 6/1/26	A3	4,775,000	4,865,439

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28	Aa1	5,000,000	5,562,700

WA State Hlth. Care Fac. Auth. Rev. Bonds (Kadlec
Med. Ctr.), 5 1/2s, 12/1/39	Baa2	2,000,000	1,911,900

			13,251,568
West Virginia (1.2%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D, 5 1/2s,
10/15/37	BBB	3,450,000	3,311,897

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BBB–	2,025,000	1,997,177

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	905,248

			6,214,322
Wisconsin (3.8%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	7,000,000	7,269,710
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	7,600,000	7,865,392

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	2,892,825

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,635,660

			19,663,587
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,156,980

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,006,848
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,072,670

			4,236,498

TOTAL INVESTMENTS

Total investments (cost $708,982,089)			$730,331,834

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $520,649,058.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

The rates shown on Mandatory Put Bonds and FRB are the current interest rates at the close of the reporting period.

VRDN are floating-rate securities with a long-term maturity, that carry a coupon that resets every one or seven days. The rates shown are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	26.7%
Utilities	24.7
Transportation	14.9
Local government	11.9
State government	11.8
Education	10.5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$730,331,834	$—

Totals by level	$—	$730,331,834	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $708,982,089)	$730,331,834

Cash	147,902

Interest and other receivables	14,101,082

Receivable for sales of delayed delivery securities (Note 1)	462,426

Total assets	745,043,244

LIABILITIES

Preferred share remarketing agent fees	219,367

Distribution payable to preferred shareholders	6,052

Distributions payable to shareholders	2,843,271

Payable for compensation of Manager (Note 2)	991,706

Payable for investor servicing fees (Note 2)	21,788

Payable for custodian fees (Note 2)	3,620

Payable for Trustee compensation and expenses (Note 2)	195,697

Payable for administrative services (Note 2)	1,952

Payable for floating rate notes issued (Note 1)	41,211,314

Other accrued expenses	49,419

Total liabilities	45,544,186

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$520,649,058

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$536,691,306

Undistributed net investment income (Note 1)	107,005

Accumulated net realized loss on investments (Note 1)	(37,498,998)

Net unrealized appreciation of investments	21,349,745

Total — Representing net assets applicable to common shares outstanding	$520,649,058

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($520,649,058 divided by 42,871,374 shares)	$12.14

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/11 (Unaudited)

INTEREST INCOME	$20,132,798

EXPENSES

Compensation of Manager (Note 2)	$1,919,766

Investor servicing fees (Note 2)	126,682

Custodian fees (Note 2)	5,671

Trustee compensation and expenses (Note 2)	15,985

Administrative services (Note 2)	5,907

Legal	218,585

Interest and fee expense (Note 2)	181,180

Preferred share remarketing agent fees	173,412

Total expenses	2,647,188

Expense reduction (Note 2)	(218)

Net expenses	2,646,970

Net investment income	17,485,828

Net realized gain on investments (Notes 1 and 3)	829,496

Net unrealized appreciation during the period	37,071,967

Net gain on investments	37,901,463

Net increase in net assets resulting from operations	$55,387,291

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

From tax exempt net investment income	(218,191)

Net increase in net assets resulting from operations (applicable to common shareholders)	$55,169,100

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/11*	Year ended 4/30/11

Operations:
Net investment income	$17,485,828	$33,822,479

Net realized gain (loss) on investments	829,496	(1,509,855)

Net unrealized appreciation (depreciation) of investments	37,071,967	(29,019,159)

Net increase in net assets resulting from operations	55,387,291	3,293,465

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(10,942)

From tax exempt net investment income	(218,191)	(732,892)

Net increase in net assets resulting from operations
(applicable to common shareholders)	55,169,100	2,549,631

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(443,113)

From tax exempt net investment income	(17,054,233)	(33,665,353)

Total increase (decrease) in net assets	38,114,867	(31,558,835)

NET ASSETS

Beginning of period	482,534,191	514,093,026

End of period (including undistributed net investment
income, and distributions in excess of net investment income
of $107,005 and $106,399, respectively)	$520,649,058	$482,534,191

NUMBER OF FUND SHARES

Common shares outstanding at beginning and end of period	42,871,374	42,871,374

Remarketed preferred shares outstanding at beginning
and end of period	7,154	7,154

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/11	4/30/11	4/30/10	4/30/09	4/30/08	4/30/07

Net asset value, beginning of period
(common shares)	$11.26	$11.99	$10.47	$12.41	$13.19	$12.85

Investment operations:

Net investment income [a]	.41	.79	.81	.88 [e]	.93 [e]	.89

Net realized and unrealized
gain (loss) on investments	.88	(.70)	1.51	(1.96)	(.88)	.23

Total from investment operations	1.29	.09	2.32	(1.08)	.05	1.12

Distributions to preferred shareholders:

From net investment income	(.01)	(.02)	(.02)	(.19)	(.33)	(.28)

Total from investment operations
(applicable to common shareholders)	1.28	.07	2.30	(1.27)	(.28)	.84
Distributions to common shareholders:

From net investment income	(.40)	(.80)	(.78)	(.68)	(.57)	(.57)

Total distributions	(.40)	(.80)	(.78)	(.68)	(.57)	(.57)

Increase from shares repurchased	—	—	—	.01	.07	.07

Net asset value, end of period
(common shares)	$12.14	$11.26	$11.99	$10.47	$12.41	$13.19

Market price, end of period
(common shares)	$11.69	$10.77	$11.43	$9.73	$11.13	$12.20

Total return at market price (%)
(common shares) [b]	12.35 *	1.02	26.10	(6.32)	(4.09)	9.64

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$520,649	$482,534	$514,093	$448,681	$537,428	$200,176

Ratio of expenses to average
net assets (excluding interest
expense) (%) [c,d]	.48 *	1.25	1.02	1.25 [e]	1.44 [e]	1.28

Ratio of expenses to average
net assets (including interest
expense) (%) [c,d]	.52 *[f]	1.31 [f]	1.08 [f]	1.38 [e,f]	1.44 [e]	1.28

Ratio of net investment income
to average net assets (%) [d]	3.39 *	6.57	6.91	6.31 [e]	4.86 [e]	4.61

Portfolio turnover (%)	9 *	16	23	31	45	13

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.04%, 0.06%, 0.06% and 0.13% of average net assets for the periods ended October 31, 2011, April 30, 2011, April 30, 2010 and April 30, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $86,776,984 were held by the TOB trust and served as collateral for $41,211,314 in floating-rate bonds outstanding.

For the reporting period ended, the fund incurred interest expense of $61,492 for these investments based on an average interest rate of 0.17%.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2011, the fund had a capital loss carryover of $37,665,978 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$9,779,755	April 30, 2012

2,388,286	April 30, 2013

897,370	April 30, 2014

1,545,945	April 30, 2015

884,324	April 30, 2016

16,106,777	April 30, 2017

4,848,013	April 30, 2018

1,215,508	April 30, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2012 $1,127,745 of losses recognized during the period from November 1, 2010 to April 30, 2011.

The aggregate identified cost on a tax basis is $709,010,345, resulting in gross unrealized appreciation and depreciation of $35,122,832 and $13,801,343, respectively, or net unrealized appreciation of $21,321,489.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2011 was 0.228% for Series B and 0.228% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond note.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund including assets attributable to preferred shares. The fee is based on the following annual rates:

The lesser of (i) 0.550% of average weekly net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650% of the first $500 million of average net assets,
0.550% of the next $500 million of average net assets,
0.500% of the next $500 million of average net assets,
0.450% of the next $5 billion of average net assets,
0.425% of the next $5 billion of average net assets,
0.405% of the next $5 billion of average net assets,
0.390% of the next $5 billion of average net assets,
0.380% of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $218 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $419, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $62,970,624 and $72,953,351, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series B and C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

At the close of the reporting period, Putnam Investments, LLC owned approximately 446 shares of the fund (0.001% of the fund’s shares outstanding), valued at $5,414 based on net asset value.

Note 6: Share ownership

At period end, to the fund’s knowledge, a shareholder owned of record, beneficially, or on behalf of other accounts, 15.5% of the fund’s outstanding common shares.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

May 25, 2011 annual meeting

A quorum was not present with respect to those matters (i.e., fixing the number of Trustees at 12; electing 10 Trustees to be elected by the common and preferred shareholders voting together as a single class; and considering a Karpus Management, Inc. proposal relating to termination of the fund’s management contract with Putnam Investment Management, LLC) to be voted on by the common and preferred shareholders voting together as a single class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent fund Trustees Ravi Akhoury, Barbara M. Baumann, Jameson A. Baxter, Charles B. Curtis, Robert J. Darretta, Paul L. Joskow, Kenneth R. Leibler, George Putnam, III, and W. Thomas Stephens, as well as fund Trustee Robert L. Reynolds, remain in office and continue to serve as Trustees. A quorum would have been achieved if Karpus Management, Inc. had attended the shareholder meeting and had voted its common shares.

The nominees for Trustee for election by the preferred shareholders, voting as a separate class, received the following votes:

	Votes for	Votes withheld

John A. Hill*	5,224	8

Robert E. Patterson*	5,224	8

Richard W. Cohen†	1	0

Phillip Goldstein†	1	0

* Fund nominee; elected as a Trustee at the meeting.

† Nominee of Karpus Management, Inc.

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Robert T. Burns
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	President
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President
Executive Vice President,
Marketing Services	Principal Executive	Judith Cohen
Putnam Retail Management	Officer, Treasurer and	Vice President, Clerk and
One Post Office Square	Compliance Liaison	Assistant Treasurer
Boston, MA 02109
	Steven D. Krichmar	Michael Higgins
Custodian	Vice President and	Vice President, Senior Associate
State Street Bank	Principal Financial Officer	Treasurer and Assistant Clerk
and Trust Company
	Janet C. Smith	Nancy E. Florek
Legal Counsel	Vice President, Assistant	Vice President, Assistant
Ropes & Gray LLP	Treasurer and Principal	Clerk, Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer
Paul L. Joskow
Kenneth R. Leibler

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA701
270973 12/11

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 - May
31, 2011	-	-	-	4,287,137
June 1 - June
30, 2011	-	-	-	4,287,137
July 1 - July 31,
2011	-	-	-	4,287,137

August 1 -
August 31,
2011	-	-	-	4,287,137
September 1 -
September 30,
2011	-	-	-	4,287,137
October 1 -
October 7,
2011	-	-	-	4,287,137
October 8 -
October 31,
2011	-	-	-	4,287,137

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009, October 8, 2010 and October 8, 2011. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 4,287,137 shares of the fund.

The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 4,287,137 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 4,287,137 shares of the fund.

The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 4,287,137 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2011